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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of Earliest Event Reported): February 1, 2000


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                          KLLM TRANSPORT SERVICES, INC.
             (Exact name of registrant as specified in its charter)

  Delaware                          0-14759                  64-0412551
 State or other juris-          (Commission File          (I.R.S. Employer
 diction of incorporation)          Number)                  Identification No.)

                135 Riverview Drive, Richland, Mississippi 39218
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (601) 939-2545


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ITEM 5.           OTHER EVENTS.

KLLM Transport Services, Inc. ("KLLM") has announced the election of David L. Metzler, President of Carlisle Carrier Corp., to its Board of Directors, effective February 1, 2000. The election of Metzler fills a vacancy on the KLLM Board.

Metzler has more than 30 years experience in the trucking industry. In addition to his 11 years with Carlisle, a regional dry van carrier, he also served as President of Shaffer Trucking, Inc. and President of Curtis, Inc., both national refrigerated carriers.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KLLM TRANSPORT SERVICES, INC.


Date: February 15, 2000            By: /s/ Jack Liles
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                                           Jack Liles
                                           Chairman of the Board of Directors,
                                           President and Chief Executive Officer